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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     April 6, 2000


                            JDA Software Group, Inc.
               (Exact name of registrant as specified in charter)


         Delaware                        0-27876                 86-0787377
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


        14400 N. 87th Street, Scottsdale, Arizona               85260-3649
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code            (480) 308-3000



          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 6, 2000, JDA Software Group, Inc. (the "Registrant"), together with certain of its wholly-owned subsidiaries, completed the acquisition (the "Acquisition") of certain assets and assumed certain liabilities of Intactix International, Inc., a Delaware corporation and a wholly-owned subsidiary of Pricer AB ("Intactix") and of certain subsidiaries of Intactix pursuant to an asset purchase agreement dated as of February 24, 2000 by and among the Registrant, Pricer AB and Intactix ("Asset Purchase Agreement"), which was previously filed.

         Intactix and its subsidiaries develop, market and support space management software applications.

         The Registrant acquired all of the material assets of Intactix (the "Assets") and certain liabilities of Intactix. The Assets are comprised of certain software products, accounts receivable, rights and benefits under assumed contracts, permits, intangibles and business records related to the Assets.

         The purchase price for the Assets was determined through arms-length negotiations by the parties. The consideration for the Assets was $20,500,000 of which approximately $15,950,000 was paid in cash at the closing and $4,550,000 million was placed into escrow. The source of the funds for the consideration came from the Registrant's immediately available funds.

         The Acquisition will be treated as a purchase for financial accounting purposes. Prior to the execution of the Asset Purchase Agreement, there was no material relationship between the Registrant, or its affiliates, and Intactix, or its affiliates, or between any officers or directors of the Registrant, or its affiliates, and the officers or directors of Intactix, or its affiliates.

ITEM 5.  OTHER EVENTS.

         On April 7, 2000, the Registrant issued a press release announcing the consummation of the Acquisition. The press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

         Financial statements for the business acquired as described in Item 2 above will be filed by amendment to this Form 8-K.

(b)      Pro forma financial information.

         Pro forma financial information reflecting the effect of the business acquired as described in Item 2 above will be filed by amendment to this Form 8-K.


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(c)      Exhibits.

       Exhibit No.                  Description
       -----------                  -----------

          99.1          Press release issued April 7, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JDA Software Group, Inc.

Date:  April 6, 2000                        By:  /s/ Kristen L. Magnuson
                                                --------------------------------
                                                Kristen L. Magnuson
                                                Senior Vice President and Chief
                                                Financial Officer


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                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------

         99.1           Press release issued April 7, 2000.




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